SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 29, 2006

            CWHEQ, INC. (as depositor under the Sale and Servicing
            Agreement, dated as of March 29, 2006, relating to the
             Revolving Home Equity Loan Asset Backed Notes, Series
                                   2006-B).

                                  CWHEQ, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                 333-126790-14               87-0698310
         ----------               --------------               -----------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
    of Incorporation)             File Number)             Identification No.)




            4500 Park Granada
         Calabasas, California                             91302
        ------------------------                        --------
          (Address of Principal                        (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

      On March 29, 2006, United Guaranty Residential Insurance Company of North Carolina issued a second mortgage bulk insurance policy (the "Loan Insurance Policy"). The Loan Insurance Policy is annexed hereto as Exhibit 99.1.









------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-B (the "Prospectus").



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


Section 9.

Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

      Information And Exhibits.
      -------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1 The Loan Insurance Policy, dated as of March 29, 2006.


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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWHEQ, INC.






                                                By:  /s/ Darren Bigby
                                                     -------------------
                                                      Name:  Darren Bigby
                                                      Title:  Vice President


Dated: July 20, 2006


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


EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1  The Loan Insurance Policy, dated as of March 29, 2006.




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